News Release

Tuesday, October 12, 2004

Gannett Co., Inc. Reports Third Quarter Results

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that 2004 third quarter earnings per diluted share, on a GAAP (generally accepted accounting principles) basis, were $1.18 versus $1.03 for the third quarter of 2003, a 14.6 percent increase.

Diluted earnings per share for the first nine months of 2004 were $3.47 compared with $3.15 for the same interval in 2003.

Total operating revenues for the company were $1.82 billion for the third quarter compared to $1.63 billion for the same period last year, an 11.3 percent increase. Net income rose 11.2 percent to $310.2 million versus $279.0 million in 2003's third quarter. Operating cash flow (defined as operating income plus depreciation and amortization) increased to $572.8 million from $523.0 million for the same quarter a year ago.

For the first nine months of 2004, total revenues were $5.42 billion, a 10.8 percent increase over last year. Net income rose 10.1 percent to $939.0 million from $853.2 million and operating cash flow rose 9.1 percent to $1.72 billion.

Average diluted shares outstanding in the third quarter totaled 263,804,000 compared with 272,174,000 in 2003's third quarter. Approximately 10.1 million shares were repurchased during the quarter.

Commenting on the company's performance, Douglas H. McCorkindale, Chairman, President and CEO said: "Gannett achieved solid results in the quarter fueled by industry leading revenue growth. Our newspaper operations posted strong year-over-year gains in advertising, most notably in classified employment and real estate. Our results were tempered, however, by the hurricanes in the Southeast that impacted revenue growth and added to expenses at our newspapers and television stations in Florida. In addition, higher newsprint expense and certain employee benefit costs continue to affect results. Overseas, our Newsquest team made another strong contribution to our results which were also helped by a favorable exchange rate. Our broadcasting segment benefited from Summer Olympics-related advertising on our NBC affiliated stations and strong political advertising."

NEWSPAPERS

Newspaper segment results in the quarter and year-to-date include the SMG Publishing business, (acquired in April 2003), Clipper Magazine, Inc. (acquired in October 2003), and NurseWeek (acquired in February 2004).

Total newspaper segment operating revenues were $1.61 billion for the quarter, a 10.3 percent increase year-over-year. Assuming Gannett had owned the same group of properties in the third quarter of 2004 and 2003, advertising revenues would have increased 9.6 percent. On the same pro forma basis, classified advertising advanced 11.9 percent, national revenues rose 8.7 percent and local advertising revenues were up 7.5 percent. Total newspaper segment expenses rose 12.0 percent in the quarter due primarily to higher exchange rates, medical and other benefit expenses, and newsprint expense. Newsprint expense increased 15.1 percent reflecting higher year-over-year prices, moderately higher usage and the impact of a higher Sterling exchange rate. Also, significant costs associated with the single copy circulation price increase at USA TODAY were included in newspaper segment expenses this quarter. Operating cash flow from our newspaper operations, which include USA TODAY and our UK properties, rose 5.1 percent to $478.7 million, versus $455.4 million in the same quarter of 2003.

At USA TODAY, advertising revenues increased 10.2 percent in the third quarter. Paid advertising pages totaled 1,082 compared with 1,023 in 2003's third quarter, a 5.8 percent increase. For the year-to-date, USA TODAY's advertising revenues increased 12.0 percent and paid pages totaled 3,448 compared to 3,338 for the same period in 2003.

BROADCASTING

Broadcasting segment results in the quarter include Captivate Network Inc., acquired in April 2004. In the third quarter, broadcasting operating cash flow increased 34.4 percent to $106.6 million from $79.3 million in the corresponding interval in 2003. Broadcasting revenues rose 19.7 percent to $206.2 million, reflecting strong Olympic and political advertising in the quarter.

Excluding Captivate, television revenues increased 17.3 percent, operating expenses increased 2.2 percent and operating cash flow was up 35.2 percent for the quarter.

NON-OPERATING ITEMS

The company's interest expense was $35.8 million in the quarter, up from $33.9 million in the third quarter of 2003, reflecting higher debt levels from share repurchases and higher short term interest rates. Other non-operating expense primarily reflects non-operating charges for minority interest and Internet investments.

*           *           *

All references in this release and attachments to "operating cash flow" are to a non-GAAP financial measure. Management believes that use of this measure allows investors and management to analyze and compare the company's performance in a more meaningful and consistent manner. A reconciliation of these non-GAAP amounts to the company's consolidated statements of income is presented on an attachment.

As previously announced, the company will hold an earnings conference call at 10:00 a.m. ET today. The call can be accessed via a live Webcast through the Investor Relations section of the company's Web site, www.gannett.com, or listen-only conference lines, by dialing 1-800-946-0741 (in the U.S.) and 1-719-457-2649 (outside the U.S.) at least 10 minutes prior to the scheduled start of the call. The confirmation code for the conference call is 802641. Replay of the conference call will be available about two hours after the live call. To access the replay, dial 1-888-203-1112 (in the U.S.) and 1-719-457-0820 (outside the U.S.). The access code for the replay is 802641. Materials related to the call will be available through the Investor Relations section of the company's Web site Tuesday morning.

Gannett Co., Inc. is a leading international news and information company that publishes 101 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns more than 600 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes more than 300 titles, including 17 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 21 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

For investor inquiries, contact:
Jeff Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

For media inquiries, contact:
Tara Connell
Vice President of Corporate Communications
703-854-6049
tjconnel@gannett.com

#            #           #

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                  Thirteen weeks ended          % Inc
                            Sept. 26, 2004   Sept. 28, 2003      (Dec)
Net Operating Revenues:
Newspaper advertising       $   1,204,058    $   1,067,039       12.8
Newspaper circulation             304,610          300,277        1.4
Broadcasting                      206,170          172,302       19.7
Other                             101,046           91,665       10.2
                            -------------    -------------     ------
Total                           1,815,884        1,631,283       11.3
                            -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                     952,349          849,088       12.2
Selling, general and
 administrative expenses,
 exclusive of depreciation        290,707          259,147       12.2
Depreciation                       57,680           58,452       (1.3)
Amortization of intangible
 assets                             2,972            2,134       39.3
                            -------------    -------------     ------
Total                           1,303,708        1,168,821       11.5
                            -------------    -------------     ------
Operating income                  512,176          462,462       10.7
                            -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                  (35,771)         (33,857)       5.7
Other                              (6,496)          (4,573)      42.1
                            -------------    -------------     ------
Total                             (42,267)         (38,430)      10.0
                            -------------    -------------     ------

Income before income taxes        469,909          424,032       10.8
Provision for income taxes        159,700          145,000       10.1
                            -------------    -------------     ------
Net income                  $     310,209    $     279,032       11.2
                            =============    =============     ======

Net income per share-basic          $1.19            $1.03       15.5
                                    =====            =====     ======
Net income per share-diluted        $1.18            $1.03       14.6
                                    =====            =====     ======
Dividends per share                 $0.27            $0.25        8.0
                                    =====            =====     ======

Broadcasting includes results from the company's 21 television stations and
Captivate Network, Inc. Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers. Captivate was acquired in early April 2004.

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                  Thirty-nine weeks ended       % Inc
                            Sept. 26, 2004   Sept. 28, 2003      (Dec)
Net Operating Revenues:
Newspaper advertising       $   3,613,020    $   3,188,467       13.3
Newspaper circulation             923,597          905,888        2.0
Broadcasting                      588,148          523,205       12.4
Other                             294,106          271,251        8.4
                            -------------    -------------     ------
Total                           5,418,871        4,888,811       10.8
                            -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                   2,838,349        2,542,682       11.6
Selling, general and
 administrative expenses,
 exclusive of depreciation        862,023          770,635       11.9
Depreciation                      175,783          167,759        4.8
Amortization of intangible
 assets                             8,310            6,138       35.4
                            -------------    -------------     ------
Total                           3,884,465        3,487,214       11.4
                            -------------    -------------     ------
Operating income                1,534,406        1,401,597        9.5
                            -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                  (99,604)        (106,300)      (6.3)
Other                             (10,653)           1,178        ***
                            -------------    -------------     ------
Total                            (110,257)        (105,122)       4.9
                            -------------    -------------     ------

Income before income taxes      1,424,149        1,296,475        9.8
Provision for income taxes        485,100          443,300        9.4
                            -------------    -------------     ------
Net income                  $     939,049    $     853,175       10.1
                            =============    =============     ======

Net income per share-basic          $3.51            $3.17       10.7
                                    =====            =====     ======
Net income per share-diluted        $3.47            $3.15       10.2
                                    =====            =====     ======
Dividends per share                 $0.77            $0.73        5.5
                                    =====            =====     ======

Broadcasting includes results from the company's 21 television stations and
Captivate Network, Inc. Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers. Captivate was acquired in early April 2004.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                  Thirteen weeks ended          % Inc
                            Sept. 26, 2004   Sept. 28, 2003      (Dec)

Net Operating Revenues:
Newspaper publishing        $   1,609,714    $   1,458,981       10.3
Broadcasting                      206,170          172,302       19.7
                            -------------    -------------     ------
Total                       $   1,815,884    $   1,631,283       11.3
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $     429,539    $     405,339        6.0
Broadcasting                       99,030           72,622       36.4
Corporate                         (16,393)         (15,499)      (5.8)
                            -------------    -------------     ------
Total                       $     512,176    $     462,462       10.7
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $      49,174    $      50,055       (1.8)
Broadcasting                        7,540            6,644       13.5
Corporate                           3,938            3,887        1.3
                            -------------    -------------     ------
Total                       $      60,652    $      60,586        0.1
                            =============    =============     ======
Operating Cash Flow:
Newspaper publishing        $     478,713    $     455,394        5.1
Broadcasting                      106,570           79,266       34.4
Corporate                         (12,455)         (11,612)      (7.3)
                            -------------    -------------     ------
Total                       $     572,828    $     523,048        9.5
                            =============    =============     ======

Broadcasting includes results from the company's 21 television stations and
Captivate Network, Inc. Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers. Captivate was acquired in early April 2004.

Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense. See attachment for reconciliation of amounts to the Consolidated Statements of
Income.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                  Thirty-nine weeks ended       % Inc
                            Sept. 26, 2004   Sept. 28, 2003      (Dec)

Net Operating Revenues:
Newspaper publishing        $   4,830,723    $   4,365,606       10.7
Broadcasting                      588,148          523,205       12.4
                            -------------    -------------     ------
Total                       $   5,418,871    $   4,888,811       10.8
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $   1,308,822    $   1,216,300        7.6
Broadcasting                      275,479          232,164       18.7
Corporate                         (49,895)         (46,867)      (6.5)
                            -------------    -------------     ------
Total                       $   1,534,406    $   1,401,597        9.5
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $     150,307    $     142,419        5.5
Broadcasting                       21,971           19,857       10.6
Corporate                          11,815           11,621        1.7
                            -------------    -------------     ------
Total                       $     184,093    $     173,897        5.9
                            =============    =============     ======
Operating Cash Flow:
Newspaper publishing        $   1,459,129    $   1,358,719        7.4
Broadcasting                      297,450          252,021       18.0
Corporate                         (38,080)         (35,246)      (8.0)
                            -------------    -------------     ------
Total                       $   1,718,499    $   1,575,494        9.1
                            =============    =============     ======

Broadcasting includes results from the company's 21 television stations and
Captivate Network, Inc. Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers. Captivate was acquired in early April 2004.

Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense. See attachment for reconciliation of amounts to the Consolidated Statements of
Income.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

"Operating Cash Flow", a non-GAAP measure, is defined as operating income plus depreciation and amortization of intangible assets.
Management believes that the use of this measure allows investors and management to measure, analyze and compare the cash resources generated from its business segment operations in a meaningful and consistent manner. The focus on operating cash flow is appropriate given the consistent and generally predictable strength of cash flow generation by newspaper and television operations, and the short period of time it takes to convert new orders to cash.

A reconciliation of these non-GAAP amounts to the company's operating income, which the company believes is the most directly comparable financial measure calculated and presented in accordance with GAAP on the company's consolidated statements of income, follows:

Thirteen weeks ended Sept. 26, 2004

                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $  478,713   $  106,570   $ (12,455)  $    572,828
Less:
Depreciation         (46,515)      (7,227)     (3,938)       (57,680)
Amortization          (2,659)        (313)         -          (2,972)
                  ----------   ----------   ---------   ------------
Operating Income  $  429,539   $   99,030   $ (16,393)  $    512,176
                  ==========   ==========   =========   ============

Thirteen weeks ended Sept. 28, 2003

                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $  455,394   $   79,266   $ (11,612)  $    523,048
Less:
Depreciation         (47,921)      (6,644)     (3,887)       (58,452)
Amortization          (2,134)          -           -          (2,134)
                  ----------   ----------   ---------   ------------
Operating Income  $  405,339   $   72,622   $ (15,499)  $    462,462
                  ==========   ==========   =========   ============

Thirty-nine weeks ended Sept. 26, 2004

                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $1,459,129   $  297,450   $ (38,080)  $  1,718,499
Less:
Depreciation        (142,310)     (21,658)    (11,815)      (175,783)
Amortization          (7,997)        (313)        -           (8,310)
                  ----------   ----------   ---------   ------------
Operating Income  $1,308,822   $  275,479   $ (49,895)  $  1,534,406
                  ==========   ==========   =========   ============

Thirty-nine weeks ended Sept. 28, 2003

                   Newspaper                            Consolidated
                  Publishing   Broadcasting Corporate      Total
                  ----------   ----------   ---------   ------------
Operating
 cash flow        $1,358,719   $  252,021   $ (35,246)  $  1,575,494
Less:
Depreciation        (136,281)     (19,857)    (11,621)      (167,759)
Amortization          (6,138)        -           -            (6,138)
                  ----------   ----------   ---------   ------------
Operating Income  $1,216,300   $  232,164   $ (46,867)  $  1,401,597
                  ==========   ==========   =========   ============